                             SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d) OF THE

                              SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported) September 1, 2005

RESIDENTIAL  ACCREDIT LOANS, INC. (as company under a Pooling and Servicing  Agreement dated as of September 1, 2005 providing  for,  inter alia,  the issuance of Mortgage  Asset-Backed
Pass-Through Certificates, Series 2005-QS14)

                             Residential Accredit Loans, Inc.
                   (Exact name of registrant as specified in its charter)

             DELAWARE            333-126732-07           51-0368240
      (State or other jurisdiction(Commission)        (I.R.S. employer
         of incorporation)       file number)        identification no.)

            8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN    55437
                   (Address of principal executive offices)    (Zip code)

             Registrant's telephone number, including area code (952) 857-7000

                (Former name or former address, if changed since last report)

                              Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR
240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 8. Other Events.

On September 29, 2005,  Residential Accredit Loans, Inc. caused the issuance and sale of the
Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2005-QS14,  pursuant to a Series
Supplement,  dated as of September 1, 2005,  and the Standard Terms of Pooling and Servicing
Agreement,  dated as of August 1, 2004, among Residential  Accredit Loans, Inc., as company,
Residential  Funding  Corporation,  as master  servicer,  and  Deutsche  Bank Trust  Company
Americas,  as trustee.  The mortgage loans were sold to  Residential  Accredit  Loans,  Inc.
pursuant to an Assignment and Assumption Agreement,  dated as of September 29, 2005, between
Residential Funding Corporation and Residential Accredit Loans, Inc.

Item 9.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits  (executed  copies):  The following  execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                  Sequentially
Exhibit                                                             Numbered
Number                                                            Exhibit Page

10.1  Series Supplement, dated as of September 1, 2005, and the Standard Terms of Pooling
and Servicing Agreement, dated as of August 1, 2004, among Residential Accredit Loans,
Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank
Trust Company Americas, as trustee.

10.2  Assignment and Assumption Agreement, dated as of September 29, 2005, between
Residential Funding Corporation and Residential Accredit Loans, Inc.

                                          Form 8-K
                                         SIGNATURES

            Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be signed  on its  behalf by the  undersigned thereunto duly authorized.

                                          RESIDENTIAL ACCREDIT LOANS, INC.

                                          By:      /s/Heather Anderson
                                             Name:  Heather Anderson
                                             Title: Vice President

Dated:  September 29, 2005

Exhibit 10.1

Series Supplement, dated as of September 1, 2005, and the Standard Terms of Pooling and
Servicing Agreement, dated as of August 1, 2004, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust
Company Americas, as trustee.

Exhibit 10.2

Assignment and Assumption Agreement, dated as of September 29, 2005, between Residential
Funding Corporation and Residential Accredit Loans, Inc.